UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2023

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 36th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

On November 13, 2023, simultaneously with the closing of the initial public offering (the “IPO”) of Agriculture & Natural Solutions Acquisition Corporation (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement, dated November 8, 2023, by and among the Company, the Company’s independent directors, and Agriculture & Natural Solutions Acquisition Warrant Holdings, LLC (the “Warrant Holdings Sponsor”), the Company completed the private sale of 9,400,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Warrant Holdings Sponsor and the Company’s independent directors, generating gross proceeds to the Company of $9,400,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will not be redeemable by the Company and will be exercisable on a cashless basis. Pursuant to a Letter Agreement, dated November 8, 2023, among the Company, Warrant Holdings Sponsor and the other parties thereto, the parties agreed not to transfer, assign or sell any Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2023, Dr. Jennifer Aaker, Robert (Bert) Glover, Ted W. Hall, Jeffrey H. Tepper and Robert Tichio were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Dr. Jennifer Aaker, Ted W. Hall and Jeffrey H. Tepper are “independent directors” as defined in the NASDAQ listing standards and applicable Securities and Exchange Commission (the “Commission”) rules. Dr. Jennifer Aaker, Ted W. Hall and Jeffrey H. Tepper will serve on the audit committee, with Mr. Tepper serving as chair of the audit committee. Dr. Jennifer Aaker, Ted W. Hall and Jeffrey H. Tepper will serve on the compensation committee, with Dr. Aaker serving as chair of the compensation committee. Dr. Jennifer Aaker, purchased 120,000, Ted W. Hall purchased 240,000 and Jeffrey H. Tepper purchased 40,000 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), from the Company. Concurrently, Agriculture & Natural Solutions Acquisition Sponsor LLC (the “Sponsor”) forfeited and surrendered 400,000 Class B Ordinary Shares to the Company.

On November 8, 2023, the Company entered into indemnification agreements with Dr. Jennifer Aaker, Robert (Bert) Glover, Ted W. Hall, David Leuschen, Thomas Smith, Jeffrey H. Tepper and Robert Tichio that require the Company to indemnify these individuals to the fullest extent permitted under applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreements, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Second Amended and Restated Memorandum and Articles of Association (as so amended, the “Memorandum and Articles”) were approved on November 8, 2023. A description of the Memorandum and Articles is contained in the section of the prospectus for the IPO, dated November 8, 2023, and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

On November 8, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On November 8, 2023, the Company’s registration statement on Form S-1, as amended (File No. 333-275150) (the “Registration Statement”), was declared effective by the Commission, and the Company subsequently filed the Prospectus on November 13, 2023. On November 13, 2023, the Company completed its IPO of 34,500,000 units (the “Units”), including 4,500,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. The Units were issued pursuant to an underwriting agreement, dated November 8, 2023, between the Company and Citigroup Global Markets Inc. Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $345,000,000, including $12,075,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Memorandum and Articles (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if an initial business combination is not completed within 24 months from the closing of the IPO or (ii) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares or pre-initial business combination activity or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	The Underwriting Agreement, dated November 8, 2023, between the Company and Citigroup Global Markets Inc.

•	A Private Warrant Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Public Warrant Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated November 8, 2023, among the Company, its officers and directors, Sponsor and the Warrant Holdings Sponsor.

•	An Investment Management Trust Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated November 8, 2023, among the Company, the Sponsor, the Warrant Holdings Sponsor and certain other security holders named therein.

•	An Administrative Support Agreement, dated November 8, 2023, between the Company and an affiliate of the Sponsor.

•	A Private Placement Warrants Purchase Agreement, November 8, 2023, among the Company, the Warrant Holdings Sponsor and the other purchasers named therein.

Each of the foregoing agreements is attached as Exhibits 1.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

1.1	Underwriting Agreement, dated November 8, 2023, between the Company and Citigroup Global Markets Inc.

3.1	Second Amended and Restated Memorandum and Articles of Association.

4.1	Private Warrant Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Public Warrant Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 8, 2023, among the Company, its officers and directors, the Sponsor and the Warrant Holdings Sponsor.

10.2	Investment Management Trust Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 8, 2023, among the Company, the Sponsor, the Warrant Holdings Sponsor and certain other security holders named therein.

10.4	Administrative Support Agreement, dated November 8, 2023, between the Company and an affiliate of the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated November 8, 2023, among the Company, the Warrant Holdings Sponsor and the other purchasers named therein.

10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to Agriculture & Natural Solutions Acquisition Corporation’s Registration Statement on Form S-1 (Commission File No. 333-275150), filed November 2, 2023).

99.1	Press Release, dated November 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

Date: November 14, 2023	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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